LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

KEMPER HIGH INCOME TRUST

"... With credit spreads wide and U.S. economic growth beginning to moderate, we think the high-yield bond market has significant turnaround potential. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
PORTFOLIO STATISTICS

9
LARGEST HOLDINGS

10
PORTFOLIO OF INVESTMENTS

20
FINANCIAL STATEMENTS

24
FINANCIAL HIGHLIGHTS

25
NOTES TO FINANCIAL STATEMENTS

29
SHAREHOLDERS' MEETING

AT A GLANCE


 KEMPER HIGH INCOME TRUST TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000:

                                         KEMPER HIGH
                                         INCOME TRUST
 .........................................................
    BASED ON NET ASSET VALUE                  -3.12%
 .........................................................
    BASED ON MARKET VALUE                     -0.48%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/00   11/30/99
 .........................................................
    NET ASSET VALUE                  $7.18      $7.89
 .........................................................
    MARKET PRICE                     $8.06      $8.63
 .........................................................

 DIVIDEND REVIEW
 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE TRUST AS OF MAY 31, 2000.

                                         KEMPER HIGH
                                         INCOME TRUST
 .........................................................
    SIX-MONTHS INCOME                         $0.486
 .........................................................
    MAY DIVIDEND                              $0.081
 .........................................................
    ANNUALIZED DISTRIBUTION RATE (BASED
    ON NET ASSET VALUE)                       13.54%
 .........................................................
    ANNUALIZED DISTRIBUTION RATE (BASED
    ON MARKET PRICE)                          12.06%
 .........................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, NET ASSET VALUE, DISTRIBUTION RATES AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INVESTMENTS BY THE TRUST IN LOWER-QUALITY BONDS PRESENT GREATER RISK TO PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER-QUALITY BONDS.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with two- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER HIGH INCOME TRUST. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DOYLE PHOTO]

DAN DOYLE HAS BEEN INVOLVED WITH KEMPER HIGH INCOME TRUST IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             WITH THE YIELD-TO-MATURITY OF MANY HIGH-YIELD BONDS MORE THAN DOUBLE THAT OF COMPARABLE-MATURITY TREASURIES AS OF MAY 31, LEAD PORTFOLIO MANAGER HARRY RESIS SAYS THAT THE HIGH-YIELD MARKET MAY BE IN THE EARLY STAGES OF A REBOUND. RESIS DISCUSSES HIS POSITIONING OF THE TRUST SINCE NOVEMBER 30 AND OFFERS HIS VIEW ON WHAT'S AHEAD FOR THE BALANCE OF FISCAL YEAR 2000.

Q     HOW DID THE HIGH-YIELD MARKET BEHAVE AND KEMPER HIGH INCOME TRUST PERFORM
DURING THE FIRST HALF OF FISCAL YEAR 2000?

A     On an absolute basis, the returns from high-yield bonds were unattractive for the six months ended May 2000. The total return of the unmanaged Merrill Lynch High Yield Master index, a group of lower-rated bonds that vary in quality, was -2.28 percent for the period. The price component of the index fell
6.59 percent. For many high-yield investors, preserving capital was a challenge, as income did not offset losses in principal value. Nevertheless, for the six months ended May 31, the trust's market value held up relatively well, outperforming the index. The trust also outperformed the average of its peers in the Lipper high current yield fund category (closed-end funds using leverage). The average return among funds in this category for the six months ended May 31, 2000, was -4.56 percent.

  One reason for the high-yield market's weakness was anemic investor demand. This past winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. As the U.S. economy enjoyed strong growth, some investors behaved as if high-yield bonds faced the worst of times. Some of the trust's peers even put tech stocks in their portfolios in an effort to boost returns. This strategy backfired as many stocks suffered a sharp retreat in the early months of calendar year 2000. In fact, in January, February, April and May, high-yield bonds outperformed the unmanaged Standard & Poor's 500 index.

Q     COULD YOU DESCRIBE HOW KEMPER HIGH INCOME TRUST WAS POSITIONED DURING THE
PERIOD?

A     In a difficult environment, we believed success depended on not losing sight of the fact that the underpinnings of the high-yield debt market were sound. Since mid-1999, commodity prices have rebounded, helping many "old-economy" companies meet debt payments. During the period, we focused exclusively on high-yield securities; on larger, more liquid bond issues; and on companies with relatively solid cash flow and proven management.

  So far this year, the trust's use of leverage has been less aggressive than that of many other high-yield, closed-end funds. Not borrowing as much money as some of its peers helped the trust's performance during a period of rising interest rates. We also believe this approach has helped retain investor enthusiasm for the trust. Unlike many other closed-end funds, the trust traded at a 16 percent premium to its net asset value as of May 31. Most of the trust's peers traded at a discount to net asset value as of May 31.

PERFORMANCE UPDATE

  Since November, we have also sought to eliminate weak, less liquid securities in the trust. As shown in the Credit Quality table on page 8, the percentage of the trust's portfolio invested in unrated bonds and bonds with ratings of below B dropped from 11 percent in November to 9 percent as of May 31. Also shown on page 8, the trust's percentage of bonds rated BB or higher went from 15 percent to 17 percent during the semiannual period. This upgrade in quality helped the trust's performance during the first half of fiscal year 2000.

Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A     Yields in the high-yield market have increased dramatically since November
1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to more than 678 basis points (6.78 percent). Given that 10-year Treasury bonds yielded 6.27 percent as of May 31, 2000, high-yield bonds offered more than double the yield of government bonds for investors willing to assume additional risk.

  Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times since November by a total of 100 basis points (1.00 percent) to 6.50 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. These two events decreased the attractiveness of intermediate-term (two- to 10-year) bonds. Along with high-yield bonds, prices of intermediate, investment-grade corporate bonds and other non-Treasury debt generally fell.

  The fund's yield (measured by net asset value) rose during the first half of fiscal 2000, but like the rest of the market, we struggled to preserve principal. Health care bonds were a particularly weak sector due to changes in government reimbursement policies. Bonds issued by small companies also did not fare as well as bonds issued by large, established corporations.

Q     WHAT HAS BEEN THE HISTORICAL EXPERIENCE OF THE HIGH-YIELD BOND MARKET
DURING PERIODS OF STOCK MARKET WEAKNESS?

A     For seven times since October 1987, high-yield bonds outperformed the
Standard & Poor's 500 Stock index (S&P 500) during months when the S&P 500 declined 5 percent or more. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. After five years of strong equity market performance, many investors have portfolios that are heavily laden with large-cap stocks. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers.

Q     WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A     With credit spreads wide and U.S. economic growth beginning to moderate, we think the high-yield bond market has significant turnaround potential. Given recent government statistics that suggest a slowdown in growth, we think the Federal Reserve's 50-basis-point increase in the fed funds rate in May may be the last increase of that magnitude for a while. At some point, we believe there is potential for equity-like returns from high-yield securities and higher bond prices. What we really need is greater investor interest in the asset class. Overall, a still robust U.S. economy is helping most debtors meet their bond obligations. Continued stock market volatility may prompt some investors to revisit fixed-income alternatives.

HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES
May 31, 1995 to May 31, 2000
[LINE CHART]

                                     MERRILL LYNCH HIGH
                                        YIELD MASTER           TEN YEAR
                                          INDEX II            TREASURIES
                                     ------------------       ----------
5/95                                        9.730               6.284
                                           10.079               6.182
                                            9.539               5.580
5/96                                        9.861               6.852
                                            9.595               6.703
                                            9.407               6.494
5/97                                        9.240               6.659
                                            8.580               6.102
                                            8.352               5.505
5/98                                        8.679               5.552
                                           10.276               4.420
                                           10.192               4.651
5/99                                       10.328               5.622
                                           10.952               5.877
                                           11.459               6.665
5/00                                       12.563               6.272

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

PERFORMANCE UPDATE

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     We are focusing our research efforts in sectors and companies where we think we have a competitive advantage, and we are gradually increasing the percentage of the portfolio rated BB, the highest-quality tier within the higher-risk, high-yield market. We believe that maintaining a more concentrated portfolio of companies that we closely monitor is a lot better than having several hundred holdings, which we think increases the likelihood of having more holdings go into default. If the U.S. economy continues to grow at a reasonable pace, we should be well positioned to achieve the trust's objectives.

HIGH-YIELD BOND PERFORMANCE VS. S&P 500 INDEX
During months when the S&P 500 index declined at least 5 percent 1987 to 2000. [LINE CHART]

                                     MERRILL LYNCH HIGH
                                        YIELD MASTER
                                           INDEX*              S&P 500
                                     ------------------        -------
10/87                                      -2.67                -21.53
11/87                                       2.53                 -8.24
1/90                                       -1.95                 -6.71
8/90                                       -3.83                 -9.03
8/97                                       -0.17                 -5.60
8/98                                       -4.32                -14.45
1/00                                       -0.38                 -5.02

SOURCES: BLOOMBERG BUSINESS NEWS AND MERRILL LYNCH
*THE MERRILL LYNCH HIGH YIELD MASTER INDEX II IS AN UNMANAGED GROUP OF LOWER
 QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION BY SECTOR*

                                      ON 5/31/00              ON 11/30/99
    HIGH YIELD BONDS                        99%                     99%
 ................................................................................
    PREFERRED AND COMMON STOCKS              1%                      1%
 ................................................................................
--------------------------------------------------------------------------------
                                         100.0%                  100.0%

[PIE CHART] [PIE CHART]

CORPORATE LONG-TERM FIXED INCOME SECURITIES RATINGS(+)

                                      ON 5/31/00              ON 11/30/99
    BBB                                    3%                       1%
 ................................................................................
    BB                                    14                       14
 ................................................................................
    B                                     70                       74
 ................................................................................
    BELOW B                                6                        9
 ................................................................................
    NOT RATED                              3                        2
 ................................................................................
    GOVERNMENT AGENCIES                    4                       --
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR
S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER
TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT
ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                      ON 5/31/00              ON 11/30/99
    AVERAGE MATURITY                  6.4 years                6.3 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS*
Representing 12.2 percent of the fund's total net assets on May 31, 2000.

            HOLDING                                              PERCENT
------------------------------------------------------------------------

1.          U.S. TREASURY BOND                                     4.2%
------------------------------------------------------------------------

2.          NL INDUSTRIES                                          2.5%
------------------------------------------------------------------------

3.          TELEWEST COMMUNICATIONS                                2.1%
------------------------------------------------------------------------

4.          RIVERWOOD INTERNATIONAL                                1.8%
------------------------------------------------------------------------

5.          CHARTER COMMUNICATIONS                                 1.6%
------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST
Portfolio of Investments at May 31, 2000 (Unaudited)

    REPURCHASE AGREEMENTS--0.3%              SECURITY NAME                                   PRINCIPAL AMOUNT       VALUE

                                             State Street Bank and Trust Company,
                                               6.37%, to be repurchased at $712,126
                                               on 06/01/2000**
                                             (Cost $712,000)                                    $   712,000      $    712,000
                                             ------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--4.2%

    U.S. GOVERNMENT & AGENCIES--4.2%
                                             U.S. Treasury Bond, 15.75%, 11/15/2001
                                             (Cost $11,245,313)                                  10,000,000        11,217,200
                                             ------------------------------------------------------------------------------------
    FOREIGN BONDS--0.2%

    FOREIGN BONDS--0.2%
                                             Kappa Beheer BV, 10.625%, 07/15/2009
                                             (Cost $551,800)                                        550,000           550,000
                                             ------------------------------------------------------------------------------------
    CORPORATE BONDS--94.1%

    CONSUMER DISCRETIONARY--15.0%
                                             AFC Enterprises, 10.25%, 05/15/2007                  3,250,000         3,055,000
                                             AMF Bowling, Inc.:
                                               10.875%, 06/15/2006                                  980,000           303,800
                                             Step-up Coupon, 0% to 03/15/2001, 12.25% to
                                               03/15/2006                                         2,882,000           662,860
                                             Advantica Restaurant Co., 11.25%, 01/15/2008           625,815           416,167
                                             Avis Rent A Car, 11.00%, 05/01/2009                  1,440,000         1,465,200
                                             Avondale Mills, 10.25%, 05/01/2006                   1,840,000         1,729,600
                                             Boca Resorts, Inc., 9.875%, 04/15/2009               2,820,000         2,608,500
                                             Cinemark USA, Inc.:
                                               8.50%, 08/01/2008                                    230,000           138,000
                                             Series D, 9.625%, 08/01/2008                           100,000            62,000
                                             Color Tile, Inc., 10.75%, 12/15/2001*                1,260,000            12,600
                                             Eldorado Resorts, 10.50%, 08/15/2006                   770,000           746,900
                                             Finlay Enterprises, Inc., 9.00%, 05/01/2008            190,000           166,250
                                             Finlay Fine Jewelry Co., 8.375%, 05/01/2008            680,000           601,800
                                             Galey & Lord, Inc., 9.125%, 03/01/2008               1,580,000           774,200
                                             Guitar Center Management, 11.00%, 07/01/2006         1,304,000         1,264,880
                                             Harvey's Casino Resorts, 10.625%, 06/01/2006           940,000           951,750
                                             Herff Jones, Inc., 11.00%, 08/15/2005                  740,000           770,525
                                             Hines Horticulture, Inc., 11.75%, 10/15/2005         1,494,000         1,497,735
                                             Hollywood Entertainment Corp., Series B,
                                               10.63%, 08/15/2004                                 2,730,000         2,334,150
                                             Horseshoe Gaming Holdings, 8.625%,
                                               05/15/2009                                           120,000           110,100
                                             Horseshoe Gaming LLC, 9.375%, 06/15/2007             1,810,000         1,742,125
                                             Imperial Home Decor Group, Inc., 11.00%,
                                               03/15/2008*                                          680,000             6,800
                                             International Game Technology, 8.375%,
                                               05/15/2009                                           900,000           819,000
                                             J. Crew Group:
                                               Step-up Coupon, 0% to 10/15/2002, 13.125%
                                               to 10/15/2008                                        579,000           312,660
                                             10.375%, 10/15/2007                                  1,330,000         1,077,300
                                             Krystal Inc., 10.25%, 10/01/2007                     2,520,000         1,562,400
                                             MGM Grand Inc., 9.75%, 06/01/2007                    2,490,000         2,458,875
                                             Mohegan Tribal Gaming Authority, 8.75%,
                                               01/01/2009                                         2,340,000         2,176,200

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE
                                             National Vision Association, Ltd., 12.75%,
                                               10/15/2005                                       $ 2,640,000      $    897,600
                                             Park Place Entertainment, Inc.:
                                               7.875%, 12/15/2005                                   210,000           192,150
                                               9.375%, 02/15/2007                                 2,250,000         2,193,750
                                             Perkins Finance, L.P., 10.125%, 12/15/2007           2,320,000         2,180,800
                                             Players International, 10.875%, 04/15/2005             795,000           824,812
                                             Regal Cinemas, Inc.:
                                               9.50%, 06/01/2008                                    530,000           204,050
                                               8.875%, 12/15/2010                                   100,000            37,500
                                             Restaurant Co., Step-up Coupon, 0% to
                                               05/15/2003, 11.25% to 05/15/2008                   1,440,000           835,200
                                             Sealy Mattress Co., Step-up Coupon, 0% to
                                               12/15/2002, 10.875% to 12/15/2007                    680,000           476,000
                                             Specialty Retailers, Inc.:
                                               8.50%, 07/15/2005*                                   290,000            23,200
                                               9.00%, 07/15/2007*                                 1,340,000            13,400
                                             Station Casinos, Inc.:
                                               10.125%, 03/15/2006                                1,680,000         1,696,800
                                               9.75%, 04/15/2007                                    380,000           376,200
                                             ------------------------------------------------------------------------------------
                                                                                                                   39,778,839
---------------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.5%
                                             Dyersburg Corp., 9.75%, 09/01/2007                     790,000           197,500
                                             Grove Worldwide LLC, 9.25%, 05/01/2008                 820,000           319,800
                                             Jafra Cosmetics International, Inc., 11.75%,
                                               05/01/2008                                           850,000           816,000
                                             ------------------------------------------------------------------------------------
                                                                                                                    1,333,300
---------------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.7%
                                             Dade International, Inc., 11.125%,
                                               05/01/2006                                           730,000           470,850
                                             MEDIQ, Inc., 11.00%, 06/01/2008                        240,000            24,000
                                             Magellan Health Services, Inc., 9.00%,
                                               02/15/2008                                           840,000           285,600
                                             Mariner Post-Acute Network, Inc.:
                                               Step-up Coupon, 0% to 11/01/2002, 10.50%
                                               to 11/01/2007                                      2,520,000            12,600
                                               10.50%, 08/01/2006                                 1,100,000           968,000
                                             Vencor, Inc., 9.875%, 05/01/2005*                      430,000            60,200
                                             ------------------------------------------------------------------------------------
                                                                                                                    1,821,250
---------------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--21.7%
                                             Allegiance Telecom, Inc., 12.875%,
                                               05/15/2008                                         1,420,000         1,519,400
                                             Call-Net Enterprises, Inc.:
                                               Step-up Coupon, 0% to 08/15/2002, 9.27% to
                                               08/15/2007                                           160,000            64,000
                                             Step-up Coupon, 0% to 05/15/2004, 10.80% to
                                               05/15/2009                                           410,000           131,200
                                             Step-up Coupon, 0% to 8/15/2003, 8.94% to
                                               08/15/2008                                           350,000           115,500
                                               9.375%, 05/15/2009                                   430,000           249,400
                                             Century Communications Corp., 8.375%,
                                               12/15/2007                                           350,000           301,000
                                             Comunicacion Cellular, S.A., Step-up Coupon,
                                               0% to 09/29/2000, 14.125% to 03/01/2005            2,100,000         1,323,000
                                             Crown Castle International Corp.:
                                               Step-up Coupon, 0% to 11/15/2002, 10.625%
                                               to 11/15/2007                                        920,000           648,600
                                               9.50%, 08/01/2011                                  1,000,000           930,000
                                             Step-up Coupon, 0% to 08/01/2004, 11.25% for
                                               08/01/2011                                           680,000           404,600
                                             Dolphin Telecom PLC, Zero coupon, 05/15/2009         2,000,000           660,000

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE
                                             Esprit Telecom Group, PLC, 11.50%,
                                               12/15/2007                                       $ 2,020,000      $  1,575,600
                                             Esprit Telecom Group, PLC, 10.875%,
                                               06/15/2008                                           430,000           326,800
                                             Global Telesystems Group, 9.875%, 02/15/2005           940,000           639,200
                                             Hermes Europe Railtel BV, 11.50%, 08/15/2007           280,000           226,800
                                             ICG Holdings, Inc., Step-up Coupon, 0% to
                                               09/15/2000, 13.50% to 09/15/2005                   2,880,000         2,764,800
                                             IPC Communications, Inc., Step-up Coupon, 0%
                                               to 11/01/2001, 10.875% to 05/01/2008               1,610,000         1,400,700
                                             Impsat Corp., 12.375%, 06/15/2008                    1,945,000         1,556,000
                                             Intermedia Communications of Florida Inc.:
                                               Step-up Coupon, 0% to 05/15/2001, 12.50%
                                               for 05/15/2006                                     1,220,000         1,134,600
                                               Step-up Coupon, 0% to 07/15/2002, 11.25%
                                               to 07/15/2007                                      1,720,000         1,277,100
                                             KMC Telecom Holdings, Inc.: Step-up Coupon,
                                               0% to 02/15/2003, 12.50% to 02/15/2008             2,200,000         1,034,000
                                               13.50%, 05/15/2009                                 1,040,000           904,800
                                             Level 3 Communications, Inc., Step-up
                                               Coupon, 0% to 12/01/2003, 10.50% to
                                               12/01/2008                                         2,750,000         1,567,500
                                               11.25%, 03/15/2010                                   500,000           475,000
                                               9.125%, 05/01/2008                                 1,000,000           862,500
                                             MGC Communications, 13.00%, 10/01/2004               1,530,000         1,595,025
                                             McLeod USA, Inc.: Step-up Coupon, 0% to
                                               03/01/2002, 10.50% to 03/01/2007                   1,705,000         1,346,950
                                               9.25%, 07/15/2007                                    710,000           669,175
                                               9.50%, 11/01/2008                                    230,000           218,500
                                             MetroNet Communications Corp.: Step-up
                                               Coupon, 0% to 11/01/2002, 10.75% to
                                               11/01/2007                                           410,000           342,350
                                               12.00%, 08/15/2007                                   360,000           398,700
                                               Step-up Coupon, 0% to 06/15/2003, 9.95%,
                                               06/15/2008                                         1,190,000           920,762
                                               10.625%, 11/01/2008                                  700,000           751,625
                                             Metromedia Fiber Network, Inc.: 10.00%,
                                               11/15/2008                                           800,000           752,000
                                               10.00%, 12/15/2009                                   650,000           614,250
                                             Millicom International Cellular, S.A.,
                                               Step-up Coupon, 0% to 06/01/2001, 13.50%
                                               to 06/01/2006                                      3,670,000         3,064,450
                                             Netia Holdings, 10.25%, 11/01/2007                   1,775,000         1,499,875
                                             Nextel Communications, Inc.: Step-up Coupon,
                                               0% to 09/15/2002, 10.65% to 09/15/2007             1,050,000           782,250
                                               9.375%, 11/15/2009                                 2,880,000         2,707,200
                                             Nextlink Communications, Inc.: Step-up
                                               Coupon, 0% to 04/15/2003, 9.45% to
                                               04/15/2008                                           530,000           315,350
                                               Step-up Coupon, 0% to 06/01/2004, 12.25%
                                               to 06/01/2009                                      2,300,000         1,322,500
                                               12.50%, 04/15/2006                                 1,100,000         1,111,000
                                               10.75%, 11/15/2008                                   670,000           643,200
                                             PTC International Finance, Step-up Coupon,
                                               0% to 07/01/2002, 10.75% to 07/01/2007             1,330,000           917,700
                                             Price Communications Wireless, 9.125%,
                                               12/15/2006                                         1,630,000         1,613,700
                                             Primus Telecommunications Group:
                                               11.75%, 08/01/2004                                   960,000           816,000
                                               11.25%, 01/15/2009                                   240,000           194,400
                                               12.75%, 10/15/2009                                 1,100,000           935,000
                                             Rogers Cantel, 9.75%, 06/01/2016                     1,305,000         1,380,038

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE
                                             SBA Communications Corp., Step-up Coupon, 0%
                                               to 03/01/2003, 12.00% to 03/01/2008              $   760,000      $    501,600
                                             Telecorp PCS, Inc., Step-up Coupon, 0% to
                                               4/15/2004, 11.625 to 4/15/2009                       370,000           240,500
                                             Teligent, Inc.:
                                               Step-up Coupon, 0% to 03/01/2003, 11.50%
                                               to 03/01/2008                                        985,000           443,250
                                               11.50%, 12/01/2007                                 1,380,000         1,041,900
                                             Tritel PCS Inc., Step-up Coupon, 0% to
                                               5/01/2004, 12.75% to 5/15/2009                     3,080,000         2,048,200
                                             Triton Communications, L.L.C., Step-up
                                               Coupon, 0% to 05/01/2003, 11.00% to
                                               05/01/2008                                         3,560,000         2,572,100
                                             U.S. Xchange, L.L.C., 15.00%, 07/01/2008               600,000           654,000
                                             USA Mobile Communications Holdings, Inc.,
                                               14.00%, 11/01/2004                                   360,000           302,400
                                             United Pan-Europe Communications, 10.875%,
                                               11/01/2007                                         1,000,000           850,000
                                             Versatel Telecom:
                                               13.25%, 05/15/2008                                   760,000           737,200
                                               11.875%, 07/15/2009                                  280,000           260,400
                                             Viatel, Inc.:
                                               Step-up Coupon, 04/15/2003,
                                               12.50% to 04/15/2008                               1,020,000           510,000
                                               11.25%, 04/15/2008                                    70,000            53,900
                                               11.50%, 03/15/2009                                   240,000           189,600
                                             ------------------------------------------------------------------------------------
                                                                                                                   57,409,150
---------------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.8%
                                             Carlyle High Yield Partners, 12.24%,
                                               05/31/2007                                         2,000,000         1,900,000
                                             HMH Properties, 7.875%, 08/01/2008                   2,460,000         2,097,150
                                             Intertek Finance, PLC, 10.25%, 11/01/2006              840,000           697,200
                                             Spectrasite Holdings, Inc.:
                                               Step-up Coupon, 0% to 4/15/2004, 11.25% to
                                               04/15/2009                                           860,000           460,100
                                             Step-up Coupon, 0% to 7/15/2003, 12.00% to
                                               07/15/2008                                         2,420,000         1,524,600
                                               10.75%, 03/15/2010                                   730,000           711,750
                                             ------------------------------------------------------------------------------------
                                                                                                                    7,390,800
---------------------------------------------------------------------------------------------------------------------------------

    MEDIA--15.5%
                                             AMFM, Inc.:
                                               Step-up Coupon, 0% to 02/01/2002, 12.75%
                                               to 02/01/2009                                      1,880,000         1,682,600
                                               9.00%, 10/01/2008                                    280,000           284,200
                                               8.00%, 11/01/2008                                    940,000           940,000
                                             Adelphia Communications Corp.:
                                               7.875%, 05/01/2009                                   170,000           138,125
                                               9.375%, 11/15/2009                                 1,640,000         1,492,400
                                             American Lawyer Media, Inc., Step-up Coupon,
                                               0% to 12/15/2002, 12.25% to 12/15/2008             3,330,000         2,114,550
                                             Australis Holdings:
                                               Step-up Coupon, 0% to 11/01/2000, 15.00%
                                               to 11/01/2002                                      2,750,000            27,500
                                             Zero coupon, 11/01/2000                                 85,331            64,852
                                             Avalon Cable Holdings LLC, Step-up Coupon,
                                               0% to 12/01/03, 11.875% to 12/01/2008                910,000           559,650

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE
                                             CSC Holdings, Inc.:
                                               9.25%, 11/01/2005                                $   250,000      $    246,875
                                               8.125%, 07/15/2009                                   185,000           172,050
                                               8.125%, 08/15/2009                                   450,000           418,500
                                               9.875%, 02/15/2013                                   840,000           829,500
                                               10.50%, 05/15/2016                                 1,140,000         1,185,600
                                             Cablevision Systems Corp., 7.875%,
                                               12/15/2007                                           100,000            93,000
                                             Chancellor Media Corp., 8.125%, 12/15/2007             810,000           810,000
                                             Charter Communication Holdings LLC:
                                               8.25%, 04/01/2007                                  2,810,000         2,374,450
                                             Step-up Coupon, 0% to 4/01/2004, 9.92% to
                                               04/01/2011                                         1,420,000           738,400
                                               10.00%, 04/01/2009                                 1,150,000         1,055,125
                                             Comcast Corp., 9.125%, 10/15/2006                      820,000           834,350
                                             Comcast UK Cable Partners, Ltd., Step-up
                                               Coupon, 0% to 11/15/2000, 11.20% to
                                               11/15/2007                                         3,510,000         3,281,850
                                             Diamond Cable Communications, PLC, 13.25%,
                                               09/30/2004                                         1,115,000         1,184,688
                                             Echostar DBS Corp.:
                                               9.25%, 02/01/2006                                    660,000           620,400
                                               9.375%, 02/01/2009                                 2,300,000         2,162,000
                                             Frontiervision, LP:
                                               Step-up Coupon, 0% to 09/15/2001, 11.875%
                                               to 09/15/2007                                        880,000           752,400
                                               11.00%, 10/15/2006                                   840,000           842,100
                                             Interep National Radio Sales, Inc., 10.00%,
                                               07/01/2008                                           680,000           605,200
                                             NTL Communications Corp., Step-up Coupon, 0%
                                               to 10/01/2003, 12.375% to 10/01/2008                 720,000           460,800
                                             NTL, Inc., 11.50%, 10/01/2008                        2,130,000         2,140,650
                                             Outdoor Systems, Inc.:
                                               9.375%, 10/15/2006                                   760,000           773,300
                                               8.875%, 06/15/2007                                   530,000           533,975
                                             Panavision, Inc., Step-up Coupon, 0% to
                                               02/01/2002, 9.625% to 02/01/2006                     880,000           352,000
                                             Renaissance Media Group, Step-up Coupon, 0%
                                               to 04/15/2003, 10.00% to 04/15/2008                1,360,000           860,200
                                             SFX Entertainment, Inc.:
                                               9.125%, 02/01/2008                                   860,000           857,850
                                               9.125%, 12/01/2008                                   830,000           827,925
                                             Sinclair Broadcasting Group, Inc., 8.75%,
                                               12/15/2007                                         1,420,000         1,178,600
                                             Star Choice Communications, Inc., 13.00%,
                                               12/15/2005                                           400,000           402,000
                                             TeleWest Communications, PLC:
                                               Step-up Coupon, 0% to 10/01/2000, 11.00%
                                               to 10/01/2007                                      4,290,000         4,032,600
                                               11.25%, 11/01/2008                                 1,570,000         1,570,000
                                             Transwestern Publishing:
                                               Step-up Coupon, 0% to 11/15/2002, 11.875%
                                               to 11/15/2008                                        250,000           181,250
                                               9.625%, 11/15/2007                                   500,000           480,000
                                             United International Holdings, Step-up
                                               Coupon, 0% to 02/15/2003, 10.75% to
                                               02/15/2008                                         1,480,000           873,200
                                             ------------------------------------------------------------------------------------
                                                                                                                   41,034,715

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE

    SERVICE INDUSTRIES--3.7%
                                             Allied Waste Industries, 7.625%, 01/01/2006        $   530,000      $    455,800
                                             Coinmach Corp., 11.75%, 11/15/2005                   2,740,000         2,520,800
                                             ImPac Group, Inc., 10.125%, 03/15/2008               2,250,000         2,362,500
                                             Integrated Electrical Services, Inc.,
                                               9.375%, 02/01/2009                                   600,000           469,500
                                             Kindercare Learning Centers, Inc., 9.50%,
                                               02/15/2009                                         1,300,000         1,170,000
                                             La Petite Academy, Inc., 10.00%, 05/15/2008          1,800,000           972,000
                                             Spincycle, Inc., Step-up Coupon, 0% to
                                               05/01/2001, 12.75% to 05/01/2005                   1,110,000           333,000
                                             Verio, Inc.:
                                               11.25%, 12/01/2008                                   480,000           532,800
                                               10.625%, 11/15/2009                                  970,000         1,067,000
                                             ------------------------------------------------------------------------------------
                                                                                                                    9,883,400
---------------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.8%
                                             Airxcel, 11.00%, 11/15/2007                            730,000           594,950
                                             DeCrane Aircraft Holdings, Inc., 12.00%,
                                               09/30/2008                                         1,440,000         1,274,400
                                             Fairchild Corp., 10.75%, 04/15/2009                    790,000           521,400
                                             United Rentals, Inc.:
                                               9.25%, 01/15/2009                                  2,720,000         2,271,200
                                               9.00%, 04/01/2009                                    120,000            98,400
                                             ------------------------------------------------------------------------------------
                                                                                                                    4,760,350
---------------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--17.6%
                                             Agriculture, Mining and Chemicals, Inc.
                                               10.75%, 09/30/2003                                   680,000           476,000
                                             Atlantis Group, Inc., 11.00%, 02/15/2003             1,605,000         1,605,000
                                             BPC Holdings Corp., 12.50%, 06/15/2006                 661,000           535,410
                                             Berry Plastics Corp., 12.25%, 04/15/2004             2,900,000         2,726,000
                                             Consolidated Container Capital, Inc.,
                                               10.125%, 07/15/2009                                  540,000           529,200
                                             Consumers International, 10.25%, 04/01/2005          2,420,000         1,379,400
                                             Day International Group, Inc., 11.125%,
                                               06/01/2005                                         2,020,000         2,020,000
                                             Delco Remy International, 10.625%,
                                               08/01/2006                                           930,000           892,800
                                             Eagle-Picher Holdings, Inc., 9.375%,
                                               03/01/2008                                         1,750,000         1,474,375
                                             Foamex, L.P., 13.50%, 08/15/2005                       910,000           782,600
                                             Fonda Group, 9.50%, 03/01/2007                       1,330,000         1,040,725
                                             GS Technologies:
                                               12.00%, 09/01/2004                                 1,670,000           668,000
                                               12.25%, 10/01/2005                                 1,430,000           572,000
                                             Gaylord Container Corp.:
                                               9.75%, 06/15/2007                                  2,530,000         2,150,500
                                               9.875%, 02/15/2008                                   220,000           162,800
                                             Graham Packaging Co.:
                                               Step-up Coupon,
                                               0% to 01/15/2003, 10.75% to 01/15/2009             2,050,000         1,148,000
                                               8.75%, 01/15/2008                                     30,000            25,350
                                             Grove Holdings LLC:
                                               Step-up Coupon,
                                               0% to 05/01/2003, 11.625% to 05/01/2009              180,000            14,400
                                               Step-up Coupon,
                                               0% to 01/15/2003, 14.50%, 05/01/2010                 465,972            18,639
                                             Hayes Wheels International, Inc., 11.00%,
                                               07/15/2006                                         1,340,000         1,319,900
                                             Huntsman Package, 11.75%, 12/01/2004                 2,030,000         2,050,300
                                             Knoll, Inc., 10.875%, 03/15/2006                       755,000           770,100
                                             Millar Western Forest Products, Ltd.,
                                               9.875%, 05/15/2008                                   295,000           280,250

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE
                                             Motors and Gears, Inc., 10.75%, 11/15/2006         $   480,000      $    460,800
                                             NL Industries, Inc., Senior Note, 11.75%,
                                               10/15/2003                                         6,380,000         6,507,600
                                             Neenah Corp.:
                                               11.125%, 05/01/2007                                  670,000           509,200
                                             Plainwell, Inc., 11.00%, 03/01/2008                    590,000           166,675
                                             Printpack, Inc.:
                                               9.875%, 08/15/2004                                   210,000           197,400
                                             10.625%, 08/15/2006                                  1,020,000           943,500
                                             Riverwood International Corp.:
                                               10.25%, 04/01/2006                                   470,000           455,900
                                             10.625%, 08/01/2007                                    595,000           583,100
                                               10.875%, 04/01/2008 10.875%, 04/01/2008            3,955,000         3,678,150
                                             SF Holdings Group, Inc., Step-up Coupon, 0%
                                               to 03/15/2003, 12.75% to 03/15/2008                1,330,000           704,900
                                             Stone Container Corp.:
                                               12.25%, 04/01/2002                                   550,000           550,688
                                             10.75%, 10/01/2002                                   1,000,000         1,025,000
                                             11.50%, 08/15/2006                                     920,000           956,800
                                             Tenneco Automotive, Inc., 11.625%,
                                               10/15/2009                                         3,380,000         3,143,400
                                             Terex Corp.:
                                               8.875%, 04/01/2008                                 1,450,000         1,305,000
                                             Terra Industries, Inc., 10.50%, 06/15/2005           1,050,000           735,000
                                             Texas Petrochemicals, 11.125%, 07/01/2006              900,000           738,000
                                             U.S. Can Corp., 10.125%, 10/15/2006                  1,250,000         1,250,000
                                             ------------------------------------------------------------------------------------
                                                                                                                   46,552,862
---------------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.9%
                                             PSINet, Inc.:
                                               10.00%, 02/15/2005                                   410,000           360,800
                                             11.50%, 11/01/2008                                     770,000           696,850
                                             11.00%, 08/01/2009                                   1,480,000         1,287,600
                                             ------------------------------------------------------------------------------------
                                                                                                                    2,345,250
---------------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.7%
                                             Benton Oil & Gas Co., 11.625%, 05/01/2003              255,000           165,750
                                             Continental Resources, Inc., 10.25%,
                                               08/01/2008                                           790,000           703,100
                                             Key Energy Services, Inc., 14.00%,
                                               01/15/2009                                           420,000           453,600
                                             Ocean Energy, Inc., 8.88%, 07/15/2007                1,020,000           981,750
                                             Pen Holdings, Inc., 9.875%, 06/15/2008                  90,000            73,800
                                             Pride International, Inc., 10.00%,
                                               06/01/2009                                           880,000           888,800
                                             R&B Falcon Corp.:
                                               11.00%, 03/15/2006                                   260,000           275,600
                                             9.50%, 12/15/2008                                      460,000           450,800
                                             Stone Energy Corp., 8.75%, 09/15/2007                  540,000           510,300
                                             ------------------------------------------------------------------------------------
                                                                                                                    4,503,500
---------------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.8%
                                             Euramax International, PLC, 11.25%,
                                               10/01/2006                                         1,055,000         1,012,800
                                             MMI Products, Inc., 11.25%, 04/15/2007               1,465,000         1,439,362
                                             Metal Management, Inc., 10.00%, 05/15/2008             960,000           643,200
                                             Metals USA, Inc., 8.625%, 02/15/2008                   400,000           356,000
                                             Renco Steel Holdings Co., Series B, 10.875%,
                                               02/01/2005                                         1,250,000         1,025,000
                                             Republic Technologies International,
                                               13.750%, 07/15/2009                                1,920,000           240,000
                                             ------------------------------------------------------------------------------------
                                                                                                                    4,716,362

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL AMOUNT       VALUE

    CONSTRUCTION--3.9%
                                             Congoleum Corp., 8.625%, 08/01/2008                $   710,000      $    468,600
                                             Del Webb Corp., 9.75%, 01/15/2008                      530,000           441,225
                                             Dimac Corp., 12.50%, 10/01/2008*                     1,420,000            14,200
                                             Forecast Group, L.P., 11.375%, 12/15/2000              820,000           820,000
                                             Fortress Group, 13.75%, 05/15/2003                     710,000           397,600
                                             Hovnanian Enterprises, Inc.:
                                               9.75%, 06/01/2005                                  2,140,000         1,899,250
                                             9.125%, 05/01/2009                                     650,000           563,875
                                             Lennar Corp.:
                                               9.95%, 05/01/2010                                    710,000           674,500
                                             7.625%, 03/01/2009                                     460,000           386,400
                                             Nortek, Inc.:
                                               9.875%, 03/01/2004                                 2,450,000         2,309,125
                                             9.125%, 09/01/2007                                     640,000           588,800
                                             Series A, 8.875%, 08/01/2008                           280,000           252,000
                                             Ryland Group, Inc., 8.25%, 04/01/2008                  640,000           512,000
                                             Standard Pacific Corp.:
                                               8.00%, 02/15/2008                                    190,000           166,250
                                             8.50%, 04/01/2009                                      290,000           248,675
                                             Toll Corp.:
                                               8.125%, 02/01/2009                                   100,000            87,500
                                             8.00%, 05/01/2009                                      200,000           176,000
                                             7.75%, 09/15/2007                                      150,000           132,750
                                             8.75%, 11/15/2006                                      130,000           122,850
                                             ------------------------------------------------------------------------------------
                                                                                                                   10,261,600
---------------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.3%
                                             Petro Stopping Centers, 10.50%, 02/01/2007           1,490,000         1,318,650
                                             TFM, S.A. de C.V., 10.25%, 06/15/2007                  710,000           603,500
                                             Transtar Holdings, Inc., Step-up Coupon, 0%
                                               to 12/15/1999, 13.375% to 12/15/2003               3,030,000         2,999,700
                                             Travelcenters America, 10.25%, 04/01/2007            1,220,000         1,152,900
                                             ------------------------------------------------------------------------------------
                                                                                                                    6,074,750
---------------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.7%
                                             Azurix Corp.:
                                               10.75%, 02/15/2010                                 1,620,000         1,425,600
                                             10.375%, 02/15/2007                                    520,000           462,800
                                             ------------------------------------------------------------------------------------
                                                                                                                    1,888,400
---------------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--3.3%                      Eaton Vance Cdo, 13.68%, 07/15/2012                  2,300,000         2,300,000
                                             FairPoint Communications, Inc., 12.50%,
                                               05/01/2010                                         1,070,000         1,075,350
                                             Global Crossing, 9.50%, 11/15/2009                   3,080,000         2,899,050
                                             HMH PROPERTIES INC, 8.45%, 12/01/2008                1,000,000           885,000
                                             PTC International Finance II Poltel, 11.25%,
                                               12/01/2009                                           240,000           240,000
                                             Voicestream Wire, 10.375%, 11/15/2009                1,310,000         1,342,750
                                             ------------------------------------------------------------------------------------
                                                                                                                    8,742,150
                                             ------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $292,742,380)                                                  248,496,678
                                             ------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                                 NUMBER OF
    CONVERTIBLE PREFERRED STOCKS--0.2%                                                            SHARES            VALUE

    COMMUNICATIONS--0.2%
    TELEPHONE/COMMUNICATIONS
                                             World Access, Inc.
                                             (Cost $748,326)                                            466      $    447,360
                                             ------------------------------------------------------------------------------------
    PREFERRED STOCKS--0.6%

    COMMUNICATIONS--0.1%
    CELLULAR TELEPHONE
                                             Dobson Communications, PIK                                 225           229,130
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.2%
    REAL ESTATE
                                             Crown American Realty Trust                             15,500           558,000
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.3%
    BROADCASTING & ENTERTAINMENT
                                             Sinclair Capital, PIK                                    9,500           864,500
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL & GAS PRODUCTION
                                             Clark USA, PIK                                           1,550            27,900
                                             ------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $2,116,573)                                                      1,679,530
                                             ------------------------------------------------------------------------------------
    COMMON STOCKS--0.1%

    COMMUNICATIONS--0.1%
    TELEPHONE/COMMUNICATIONS
                                             AT&T Canada Inc.*                                        1,234            48,126
                                             ICG Communications, Inc.*                                4,950            93,122
                                             Tele1 Europe Holding AB - ADR*                          17,612           202,538
                                             ------------------------------------------------------------------------------------
                                                                                                                      343,786
---------------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
    CONTAINERS & PAPER
                                             Gaylord Container Corp.*                                 9,825            39,300
                                             SF Holdings Group, Inc.*                                   266                 3
                                             ------------------------------------------------------------------------------------
                                                                                                                       39,303
---------------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%
    MISCELLANEOUS
                                             RCN Corporation*                                         1,175            27,098
                                             ------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $466,291)                                                          410,187
                                             ------------------------------------------------------------------------------------
    WARRANTS--0.3%

    COMMUNICATIONS--0.2%
    TELEPHONE/COMMUNICATIONS
                                             Benedek Communications Corp.                             5,000            10,000
                                             Communicacion Cellular, S.A.                             2,000            24,000
                                             Econophone Inc.                                            830           103,750
                                             Intermedia Communications of Florida, Inc.               1,500           240,000
                                             KMC Telecom Holdings, Inc.                               1,240             8,680
                                             Primus Telecommunications Group                            600            19,500
                                             Star Choice Communications                               9,264            42,845
                                             ------------------------------------------------------------------------------------
                                                                                                                      448,775
---------------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.1%
    OTHER FINANCIAL COMPANIES
                                             Ono Finance PLC                                          1,380           207,000
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.0%
    CABLE TELEVISION--0.0%
                                             UIH Australia Pacific, Inc.                                710            21,300
                                             ------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%
                                             Australis Holdings                                       2,820                 0
                                             ------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                 NUMBER OF
                                                                                                  SHARES            VALUE

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER--0.0%
                                             Spincycle, Inc.                                          1,110      $         11
                                             ------------------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.0%
                                             American Banknote Corp.                                    720                 7
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
    BUILDING MATERIALS
                                             Waxman Industries, Inc.                                 55,106               551
                                             ------------------------------------------------------------------------------------

    HOME BUILDING
                                             Capital Pacific Holdings                                 3,634             1,818
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                             Decrane Holdings Co.                                     1,640                 0
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL/GAS TRANSMISSION
                                             Empire Gas Corp.                                         1,794               179
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS--0.0%
                                             Gulf States Steel                                        1,500                15
                                             Republic Technologies International                      1,920                19
                                             ------------------------------------------------------------------------------------
                                                                                                                           34

    MISCELLANEOUS--0.0%
                                             Bar Technologies                                           880            17,600
                                             ------------------------------------------------------------------------------------
                                             TOTAL WARRANTS
                                             (Cost $345,136)                                                          697,275
                                             ------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $308,927,818)                                                 $264,210,230
                                             ------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $308,927,818. At May 31, 2000, net unrealized depreciation for all securities based on tax cost was $44,717,588. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,799,326 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $46,516,914.

(b) At May 31, 2000, open short futures contracts purchased were as follows:

                                              AGGREGATE
     FUTURES        EXPIRATION  CONTRACTS   FACE VALUE ($)   MARKET VALUE ($)
     -------        ----------  ---------   --------------   ----------------
U.S. Treasury Note  June 2000      40         7,872,416         7,885,625
                                                                ---------
Total unrealized depreciation on open short futures
  contracts purchased.....................................        (13,209)
                                                                =========

PIK Denoted that interest or dividend is paid in kind

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000 (Unaudited)

ASSETS
Investments in securities, at value (cost $308,927,818)         $264,210,230
----------------------------------------------------------------------------
Receivable for investments sold                                    1,270,752
----------------------------------------------------------------------------
Dividends receivable                                                  27,609
----------------------------------------------------------------------------
Interest receivable                                                5,749,616
----------------------------------------------------------------------------
Other assets                                                           9,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     271,267,207
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                587,093
----------------------------------------------------------------------------
Payable for investments purchased                                  2,729,614
----------------------------------------------------------------------------
Notes payable                                                     50,000,000
----------------------------------------------------------------------------
Interest payable                                                     720,944
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts           6,250
----------------------------------------------------------------------------
Accrued management fee                                               156,434
----------------------------------------------------------------------------
Other accrued expenses                                                78,078
----------------------------------------------------------------------------
Total liabilities                                                 54,278,413
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $216,988,794
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $  1,591,239
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                            (44,717,588)
----------------------------------------------------------------------------
Futures                                                              (13,209)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (33,563,942)
----------------------------------------------------------------------------
Paid-in capital                                                  293,692,294
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $216,988,794
----------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE PER SHARE ($216,988,794 / 30,241,889 shares
of capital stock outstanding $.01 par value, unlimited
number of shares authorized)                                           $7.18
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (Unaudited)

INVESTMENT INCOME
Interest                                                        $ 16,585,052
----------------------------------------------------------------------------
Dividends                                                            443,220
----------------------------------------------------------------------------
Total income                                                      17,028,272
----------------------------------------------------------------------------
Expenses:
Management fee                                                       980,924
----------------------------------------------------------------------------
Services to shareholders                                              71,814
----------------------------------------------------------------------------
Custodian fees                                                         4,807
----------------------------------------------------------------------------
Auditing                                                              19,566
----------------------------------------------------------------------------
Legal                                                                 10,449
----------------------------------------------------------------------------
Trustees' fees and expenses                                           11,818
----------------------------------------------------------------------------
Reports to shareholders                                               88,153
----------------------------------------------------------------------------
Registration fees                                                        174
----------------------------------------------------------------------------
Interest expense                                                   1,835,349
----------------------------------------------------------------------------
Other                                                                 37,132
----------------------------------------------------------------------------
Total expenses, before expense reductions                          3,060,186
----------------------------------------------------------------------------
Expense reductions                                                    (3,882)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           3,056,304
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      13,971,968
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       (4,467,985)
----------------------------------------------------------------------------
Futures                                                              (38,895)
----------------------------------------------------------------------------
                                                                  (4,506,880)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (16,391,708)
----------------------------------------------------------------------------
Futures                                                              (13,209)
----------------------------------------------------------------------------
                                                                 (16,404,917)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (20,911,797)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (6,939,829)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                 ENDED
                                                              MAY 31, 2000      YEAR ENDED
                                                              (UNAUDITED)    NOVEMBER 30, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                  $13,971,968        26,221,949
----------------------------------------------------------------------------------------------
Net realized gain (loss)                                       (4,506,880)       (3,981,799)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                  (16,404,917)      (22,748,880)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     (6,939,829)         (508,730)
----------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                    (14,644,579)      (25,466,445)
----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                              --        47,016,838
----------------------------------------------------------------------------------------------
Reinvestment of distributions                                   1,243,125         2,393,457
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                    1,243,125        49,410,295
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                             (20,341,283)       23,435,120
----------------------------------------------------------------------------------------------
Net assets at beginning of period                             237,330,077       213,894,957
----------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $1,591,239 and $2,263,850,
respectively)                                                 $216,988,794      237,330,077
----------------------------------------------------------------------------------------------
Other information
Shares outstanding at beginning of period                      30,079,221        23,918,547
----------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                     162,668         6,160,674
----------------------------------------------------------------------------------------------
Shares outstanding at end of period                            30,241,889        30,079,221
----------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the six months ended May 31, 2000 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Investment income received                                      $ 12,882,683
----------------------------------------------------------------------------
Payment of operating expenses                                     (2,469,188)
----------------------------------------------------------------------------
Proceeds from sale and maturities of investments                  78,955,936
----------------------------------------------------------------------------
Purchases of investments                                         (71,350,693)
----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                             18,018,738
----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of reinvestment of dividends)            (13,401,454)
----------------------------------------------------------------------------
Net decrease in liability under reverse repurchase
agreements                                                        (5,000,000)
----------------------------------------------------------------------------
Cash provided by (used in) financing activities                  (18,401,454)
----------------------------------------------------------------------------
Decrease in cash                                                    (382,716)
----------------------------------------------------------------------------
Cash at beginning of period                                         (204,377)
----------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $   (587,093)
----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations            $ (6,939,829)
----------------------------------------------------------------------------
Net decrease in cost of investments                               21,738,705
----------------------------------------------------------------------------
Decrease in dividends and interest receivable                        362,602
----------------------------------------------------------------------------
Increase in receivable for investments sold                         (465,710)
----------------------------------------------------------------------------
Increase in payable for investments purchased                      2,729,614
----------------------------------------------------------------------------
Increase in interest payable                                         562,328
----------------------------------------------------------------------------
Increase in variation margin payable                                   6,250
----------------------------------------------------------------------------
Increase in accrued expenses and payables                             24,778
----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                           $ 18,018,738
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                SIX MONTHS
                                                   ENDED                       YEARS ENDED NOVEMBER 30,
                                                  MAY 31,      --------------------------------------------------------
                                                   2000          1999       1998       1997       1996
                                                (UNAUDITED)                                                  1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $7.89          8.94       9.44       9.20       8.73       8.33
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        .46(a)        .95(a)     .92        .91        .91        .91
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (.68)         (.96)      (.52)       .23        .46        .39
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.22)         (.01)       .40       1.14       1.37       1.30
-----------------------------------------------------------------------------------------------------------------------
Distributions from net investment income             (.49)         (.92)      (.90)      (.90)      (.90)      (.90)
-----------------------------------------------------------------------------------------------------------------------
Dilution resulting from the rights offering
at market value (b)                                    --          (.12)        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.18          7.89       8.94       9.44       9.20       8.73
-----------------------------------------------------------------------------------------------------------------------
Market value, end of period                         $8.06          8.63       9.88      10.19      10.00       9.50
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value (%)                        (3.12)**      (1.86)(b)    4.38     12.99      16.56      16.30
-----------------------------------------------------------------------------------------------------------------------
Based on market value (%)                            (.48)**      (2.87)(b)    6.50     11.98      16.12      25.81
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of year ($ thousands)           216,989       237,330    213,895    222,919    214,649    200,502
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense
(%)                                                  1.06*         1.28        .99       1.01       1.00       1.18
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  2.64*         2.32       1.55       1.56       1.59       1.52
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                  2.64*         2.32       1.55       1.56       1.59       1.52
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                  12.07*        11.21      10.01       9.84      10.33      10.64
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            90*           45         83         79         74         85
-----------------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of year ($
thousands)                                         50,000        55,000     20,000     20,000     20,000     20,000
-----------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                $  4,340         5,315     11,700     12,100     11,700     11,000
-----------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

(b) During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and -1.50%, respectively.

*   Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Income Trust (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

NOTES TO FINANCIAL STATEMENTS

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $28,584,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2000 ($10,248,000), November 30, 2002 ($8,767,000),
                             November 30, 2003 ($5,908,000), November 30, 2005
                             ($152,000) and November 30, 2007 ($3,509,000), the
                             expiration dates, which ever occurs first. In addition, from November 1, 1999 through November 30, 1999 the Fund incurred approximately $83,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as due to custodian bank in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at

NOTES TO FINANCIAL STATEMENTS

                             May 31, 2000. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

                             RIGHTS OFFERING. During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with the rights offering of the Fund's shares. Shareholders of record on March 23, 1999 were issued one transferable right for each share owned. The rights entitled shareholders the opportunity to purchase one share of common stock for each three rights held at a subscription price of $8.30 per share. Rights offering costs were approximately $500,000 and broker and dealer manager fees were $1,831,825. The net asset value per share of the Fund's common shareholders was reduced by approximately $.12 per shares as a result of the share issuance.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $74,324,390

                             Proceeds from sales                      80,133,665

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $980,924 for the six months ended
                             May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $17,007 for the six months ended May 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,818 to independent trustees.

--------------------------------------------------------------------------------

4     NOTES PAYABLE          The notes payable represents loans of $50,000,000
                             from Bank of America and State Street Bank and
                             Trust Company at May 31, 2000. The notes bear interest at the London Interbank Offered Rate plus
                             .45% (6.83% at May 31, 2000) which is payable quarterly. The loan amounts and rates are reset periodically under a credit facility which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2000 was $52,923,497 with a weighted average interest rate of 6.72%.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


 5   EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,125 and $757 respectively, under this arrangement.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper High Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           26,636,730    981,992
      Linda C. Coughlin        26,692,270    926,452
      James R. Edgar           26,680,108    938,614
      Arthur R. Gottschalk     26,762,890    855,832
      Frederick T. Kelsey      26,768,773    849,949
      Thomas W. Littauer       26,833,840    784,882
      Fred B. Renwick          26,634,453    984,269
      John G. Weithers         26,825,018    793,704

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      27,014,395  112,472   491,856

NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    HARRY E. RESIS, JR.
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
JAMES R. EDGAR                                                      MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ARTHUR R. GOTTSCHALK                                                CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
FREDERICK T. KELSEY                                                 BRENDA LYONS
Trustee                           KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606



KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
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